UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2012

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	New Performance Share Unit Program

On August 13, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Arlington Asset Investment Corp. (the “Company”) adopted a performance-based long-term incentive program (the “Program”) that provides for the issuance of two types of performance share units (“PSUs”) from time to time pursuant to the Company’s 2011 Long-Term Incentive Plan. The Program is designed to provide an incentive compensation opportunity that balances the Company’s internal financial objectives and external market performance. Eligible participants in the Program are the Company’s named executive officers, Eric F. Billings, J. Rock Tonkel, Jr. and Kurt R. Harrington. Also, on August 13, 2012, the Committee approved a form of PSU award agreement and an initial grant of PSUs to the Company’s named executive officers, as described in further detail below. The form of PSU award agreement is attached as Exhibit 10.1 to this report and incorporated herein by reference.

The Committee established performance goals under the Program. It is anticipated that awards under the Program will be comprised of two types of PSUs. The first type of PSU, deemed “Book Value PSUs,” will be eligible to vest based on the compound annualized growth in the Company’s book value per share (i.e., book value change plus dividends on a reinvested basis) during the applicable performance period. The other type of PSU, deemed “TSR PSUs,” will be eligible to vest based on the Company’s compound annualized total shareholder return (i.e., share price change plus dividends on a reinvested basis) during the applicable performance period. For the initial grant, the Committee awarded PSUs with an aggregate grant date fair value equal to 75% of the awardee’s base salary, with 50% of the total grant date fair value represented by Book Value PSUs and 50% of the total grant date fair value represented by TSR PSUs. To facilitate the implementation of the Program, the Committee established both a two-year and three-year performance period for the initial grant of PSUs. As described in further detail below, a portion of the Book Value PSUs and TSR PSUs will be eligible for vesting at the end of the second year following the grant date, and a portion of the Book Value PSUs and TSR PSUs will be eligible for vesting at the end of the third year following the grant date. It is anticipated that subsequent PSUs grants will have a three-year performance period.

PSUs will be settled following the end of the applicable performance period by the issuance of shares of the Company’s Class A common stock, subject to both continued employment by the Company and the achievement of performance goals established by the Committee. The actual number of shares of Class A common stock that will be issued to each participant at the end of the applicable performance period will vary between 0% and 200% of the number of PSUs granted, depending on performance results. If the threshold level of performance goals are not achieved, no PSUs will be earned. If the initial performance threshold is met, participants will earn 50% of the granted PSUs for Company performance at the threshold level, 100% of the granted PSUs for Company performance at the target level and 200% of the granted PSUs for Company performance at the maximum level, with linear interpolation for achievement falling between the performance levels.

The performance goals and payout schedule applicable to the Book Value PSUs and TSR PSUs for the initial grant of PSUs is set forth below:

Book Value PSUs		TSR PSUs
Compound Annualized Book Value per Share Growth	Percent of Target PSUs Earned	Compound Annualized Total Shareholder Return	Percent of Target PSUs Earned
<7.5%	0%	<7.5%	0%
7.5%	50%	7.5%	50%
12.5%	100%	12.5%	100%
>=20%	200%	>=20%	200%

In accordance with the Company’s 2011 Long-Term Incentive Plan, the Committee, in its sole discretion, will determine the degree to which any applicable performance goal has been achieved.

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PSUs do not have any voting rights. No dividends will be paid on outstanding PSUs during the applicable performance period. Instead, dividend equivalents will accrue on outstanding PSUs during the applicable performance period, will be deemed invested in shares of Class A common stock and will be paid out in shares of Class A common stock at the end of the performance period to the extent that the underlying PSUs vest. Upon settlement, vested PSUs will be converted into shares of the Company’s Class A common stock on a one-for-one basis. The PSUs and dividend equivalents will be settled in whole shares of Class A common stock with a cash payment in lieu of any fractional share.

As mentioned above, the right to receive shares of Class A common stock upon vesting of PSUs at the end of the applicable performance period is subject to both continued employment and the achievement of Company performance goals established by the Committee. The employment requirement (but not the performance requirement) is waived in the event the awardee dies, becomes disabled or retires; provided, however, that if the awardee dies, becomes disabled or retires before the first anniversary of the grant date, the number of PSUs that are earned under the performance targets will be pro rated. If an awardee is terminated without “cause” (as defined in the agreement), the Committee, in the exercise of its discretion, will determine whether any of the PSUs have been earned, provided that the Committee may not approve a payout that exceeds the number of PSUs earned under the performance targets. In the event of a change of control, the number of PSUs that are earned for each performance period will be determined immediately prior to the change of control based on actual performance and will vest subject to continued employment for the remainder of the original performance period, subject to accelerated vesting in certain circumstances.

Except as described above or as the Committee at any time may otherwise determine, an awardee will forfeit the right to any PSUs if he or she terminates employment before the payment date.

Initial PSU Grants

The threshold, target and maximum awards for the PSUs granted to the Company’s named executive officers on August 13, 2012 are as follows:

	Book Value PSUs			TSR PSUs
Name and Title	Threshold (#)	Target (#)(1)	Maximum (#)	Threshold (#)	Target (#)(2)	Maximum (#)
Eric F. Billings, Chairman and Chief Executive Officer	6,524.5	13,049	26,098	9,024	18,048	36,096
J. Rock Tonkel, Jr., President and Chief Operating Officer	6,117	12,234	24,468	8,460	16,920	33,840
Kurt R. Harrington, Executive Vice President, Chief Financial Officer and Treasurer	2,447	4,894	9,788	3,383.5	6,767	13,534

___________

(1)	To determine the number of Book Value PSUs to grant to each named executive officer, the Committee identified a target grant date fair value for the award equal to 37.5% of the officer’s base salary, then divided the target grant date fair value by $22.99, the last reported sale price of the Company’s Class A common stock on the New York Stock Exchange on the date preceding the grant date. For each officer, the number of Book Value PSUs that are eligible for vesting following a two-year performance period, based on target performance, are as follows: Billings: 6,525; Tonkel: 6,117; and Harrington: 2,447. For each officer, the number of Book Value PSUs that are eligible for vesting following a three-year performance period are as follows: Billings: 6,524; Tonkel: 6,117; and Harrington: 2,447. The number of Book Value PSUs allocated between the two- and three-year performance period will be proportionately decreased for performance between the threshold and target levels and proportionately increased for performance between the target and maximum levels.

(2)	To determine the number of TSR PSUs to grant to each named executive officer, the Committee identified a target grant date fair value for the award equal to 37.5% of the officer’s base salary, then divided that amount by the fair value of a unit award using a Monte Carlo simulation model. For each officer, the number of TSR PSUs that are eligible for vesting following a two-year performance period, based on target performance, are as follows: Billings: 8,596; Tonkel: 8,059; and Harrington: 3,223. For each officer, the number of TSR PSUs that are eligible for vesting following a three-year performance period, based on target performance, are as follows: Billings: 9,452; Tonkel: 8,861; and Harrington: 3,544. The number of TSR PSUs allocated between the two- and three-year performance period will be proportionately decreased for performance between the threshold and target levels and proportionately increased for performance between the target and maximum levels.

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The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete, and is qualified in its entirety by reference to (i) the Company’s 2011 Long-Term Incentive Plan, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2011, and (ii) the form of preferred share unit award agreement filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Performance Share Unit Award Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: August 16, 2012
	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Share Unit Award Agreement